LMAT 2019-RPL1

PREPARED BY MISSION GLOBAL, LLC

August 27, 2020

This report summarizes findings of the due diligence reviews performed by Mission Global, LLC (“MG LLC”). The review was conducted from April 4 to August 24, 2015 by MG LLC on behalf of Residential Real Estate Review, Inc. (“RRR”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) on 33 residential mortgage loans. MG LLC was engaged by RRR to perform a compliance only review of the seasoned and reperforming residential mortgage loans referenced above. The review was conducted on imaged loan files provided by RRR. An affiliate of GS Mortgage Securities Corp. (“Goldman Sachs”) subsequently acquired these mortgage loans, and Goldman Sachs obtained the results of this review through a reliance letter.

PROJECT SCOPE AND PROCEDURES

Compliance Review

MG LLC reviewed each residential mortgage loan to determine compliance with various Federal, State and local mortgage rules and regulations, to the extent possible and subject to the caveats below, whether the loan complies with:

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a.	Rescission (§ 1026.23):

i.	Failure to provide the right of rescission notice;

ii.	Failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii.	Errors in the right of rescission notice;

iv.	Failure to provide the correct form of right of rescission notice;

v.	Failure to provide the three (3) business day rescission period; and

vi.
Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments the payment schedule, the HOEPA disclosures.

b.	Truth-in-Lending (“TIL”) disclosure (§§ 1026.17,18, and 19):

i.	Review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii.	Proper execution by all required parties;

iii.	Principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv.	Timing of initial and re-disclosed TIL(s);

v.	Verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

vi.	Determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

vii.	Confirm the presence of a settlement service provider list, as applicable.

c.	Tolerances (§§ 1026.18, 22, and 23):

i.	Inaccurate Annual Percentage Rate (“APR”) outside of applicable tolerance by comparing disclosed APR to recalculated APR; and

ii.	Inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to recalculated Finance Charge.

d.	High-cost Mortgage (§§ 1026.31, 32 and 33):

i.	Points and fees threshold test;

ii.	APR threshold test;

iii.	Prepayment penalty test; and

iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

e.	Higher-priced Mortgage Loan (§ 1026.35):

i.	APR threshold test; and

ii.	Compliance with the escrow account and appraisal requirements.

2.	Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12, C.F.R. Part 1024, as set forth below:

a.	Good Faith Estimate (GFE) (§ 1024.7):

i.	Confirm the presence of the current GFE form in effect at the time of origination;

ii.	Verify GFE was provided to the borrower(s) within three (3) business days of application;

iii.	Verify all sections of the GFE were accurately completed and that the information was reflected in the appropriate locations;

iv.	Determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v.	Confirm the presence of a settlement service provider list, as applicable.

b.	Final HUD-1/A Settlement Statement (HUD) (§ 1024.8):

i.	Confirm current applicable HUD form was provided;

ii.	Determination that the loan file contains the final HUD;

iii.	Escrow deposit on the final HUD matches the initial escrow statement amount; and

iv.	Verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c.	GFE and Final HUD comparison (§ 1024.7):

i.	Review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii.	Confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii.	Review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d.	Additional RESPA/Regulation X Disclosures and Requirements (§§ 1024.6,15,17,20 and 33):

i.	Confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii.	Confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv.	Confirm the Special Information Booklet was provided within three (3) business days of application;

v.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days after application;

vii.	Confirm the Affiliated Business Arrangement Disclosure is executed;

viii.	Confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

ix.	Fannie Mae points and fees “limitations” and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06;

x.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

xi.
The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time; and

xii.	Federal and state specific late charge and prepayment penalty provisions.

Document Review

MG LLC reviewed each loan file and verified the presence, if applicable, of the following documents, and that the data on these documents were consistent:

•	Copy of note for any junior liens

•	Title/Preliminary Title

•	Initial TIL/Final TIL

•	Initial GFE/Final GFE

•	Change of circumstance documentation

•	Final HUD-1

•	Mortgage /Deed of Trust

•	Note

•	Mortgage Insurance

•	Tangible Net Benefit Disclosure

•	Subordination Agreement

•	FACTA Disclosures

•	Notice of Special Flood Hazards

•	Right of Rescission Disclosure

MG LLC did not make any determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly discussed herein. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached and discussed herein are dependent upon MG LLC receiving complete and accurate data regarding the loans from loan originators and other third parties upon which MG LLC is relying in reaching such findings.

Please be advised that MG LLC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by MG LLC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to MG LLC. Information contained in any MG LLC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. Any investor considering a purchase or other transaction regarding the loans should consider its own evaluation and should not rely solely on the information provided by MG LLC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the agreed upon party that intends to enter into this transaction.  Goldman Sachs, or other agreed upon party, acknowledges and agrees that the information and reports provided herein by MG LLC are designed to identify potential risk and  Goldman Sachs, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. MG LLC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by MG LLC.

REVIEW RESULTS AND DEAL NOTES – COMPLIANCE

A.	Type of assets that were reviewed

MG LLC performed due diligence services as described below on 33 mortgage loans. The specific loans were part of a pool provided by RRR for a compliance only review. The mortgage loans were originated by multiple originators and have origination dates spanning 14 years from 2004 through 2007.

B.	Sample Size Determination

The MG LLC Population is a subset of all mortgage loans in the securitization population. MG LLC does not know what percentage of total mortgage loans in the Securitization Population was reviewed by a third-party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall Securitization Population.

C.	Data Integrity

There was no data integrity compare required as part of the initial compliance review conducted, therefore MG LLC cannot comment on the data integrity of the loan contained herein. A separate data integrity review may have been completed by Goldman Sachs for purpose of the securitization.

D.	Grading & Exceptions

Pursuant to the applicable NRSRO criteria, MG LLC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure.

Information contained in any MG LLC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Utilizing the relevant Fitch and DBRS grading criteria, within the MG LLC Population there were 15 mortgage loans with an "A" Compliance Grade,10 with a "B" Compliance Grade, 8  with a "C" Compliance Grade, and none with a "D" Compliance Grade.

For the 10 mortgage loans with a Compliance Grade of "B" the exception noted where 3 loans were not closed-end, 1 missing ROR, but SOL expired, 4 deficient ROR, but SOL expired, and two loans failed prepayment penalty test.

For the 8 mortgage loan with a Compliance Grade of C there were 7 with TIL deficiencies and one loan missing a HUD-1.

There were no loans graded D.

FITCH AND DBRS MORNINGSTAR GRADING METHODOLOGY

NRSRO Grade	# of Loans	% of Loans (by count) in MG LLC Population
A	15	46%
B	10	30%
C	8	24%
D	0	0%

COMPLIANCE EXCEPTION SUMMARY

Exceptions	# of Loans	% of Loans (by count) in MG LLC Population
Missing ROR	3	9%
TIL deficient or understated	6	18%
State Late charge exception	2	6%
Missing final HUD-1 (1), TIL (1) and Application (3)	5	15%